EIGHTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                 MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION

     THIS EIGHTH AMENDMENT, dated as of the first day of January, 1998, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1991, with regard to the MBIA Inc. Employees Pension Plan and 401 (k) Salary Deferral Plan (individually and collectively, the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

     NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

          (1) Amending Schedule "B" by restating the "Annual Participant Fee" and Sponsor Stock Trustee Fee sections as follows:

               o    Annual Participant   Fee $15.00 per participant*, subject to
                                         a $5,000 per year minimum, billed and
                                         payable quarterly.

               o To the extent that assets are invested in Sponsor Stock, 0.10% of such assets in the Trust payable pro rata quarterly on the basis of such assets as of the calendar quarter's last valuation date, but no less than $10,000 nor more than $50,000 per year.

          (2) Amending the "Trustee Fees" section of Schedule "B" to eliminate the Mutual Fund Trustee Fee.

          (3) Amending Schedule "B" to eliminate the Plan Sponsor Workstation fee.

          (4)  Amending Schedule "B" by adding a new "Note" section as follows.

               Note: These fees have been negotiated and accepted based on the following Plan characteristics: total current plan assets of $79.1 million, current participation of 429 participants, current MIP assets of $6.7 million, current stock assets of $20.2 million and total Fidelity managed Mutual Fund assets of $52.2 million. Fees will be subject to revision if these Plan characteristics change significantly by either falling below or exceeding current or projected levels. Fees also have been based on the use of up to 11 investment options, and such fees will be subject to revision if additional investment options are added.

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Eighth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

MBIA INC.                                      FIDELITY MANAGEMENT TRUST COMPANY


By  /s/ [ILLEGIBLE]  12/15/97                By  /s/ [ILLEGIBLE]        1/23/98
    -------------------------                    ------------------------------
                       Date                       Vice President          Date

Fidelity Institutional
Retirement Services Company
--------------------------------------------------------------------------------
A division of Fidelity Investments Institutional Services Company, Inc.

                                                           300 Puritan Way, MM3H
                                                      Marlborough, MA 01752-3078



January 29, 1998

Mr. Alan Perlman
MBIA Inc.
113 King Street
Armonk, NY 10504

Dear Mr. Pearlman:

Enclosed please find one fully-executed original of the Eighth Amendment to the Trust Agreement for your files.

Please call Michelle Maziarz with any questions regarding this document. She can be reached at (508) 357-5028.

Sincerely,



/s/ Dianne Candido

Dianne A. Candido
Contracts Administration Assistant

/dc

Enclosure

cc:      Erin Delaney, I41A
         Mary Drake, MM3C
         Ann Emerson, TS213
         Kara Rose Hearns, MM3I
         Wendy Ennis, KN3C

                                            MBIA
                                                   MBIA Insurance Corporation
                                                   113 King Street
                                                   Armonk, NY 10504
                                                   914 765 3880
                                                   Fax: 914 755 3299
                                                   e-mail: avin.silva@mbia.com

                                                   Kevin D. Silva
                                                   Senior Vice President
                                                   Director, Management Services


                                  Schedule "E"

Ms. Jacqueline W. McCarthy
Fidelity Investment Institutional Operations Company
82 Devonshire Street
Boston, Massachusetts 02109

                  MBIA Inc. Employees Plan, MBIA Inc. Employees
                 Profit Sharing and 401 (k) Salary Deferral Plan

Dear Ms. McCarthy:

     This letter is sent to you in accordance with Section 7(c) of the Trust Agreement, dated as of January 1, 1992, between MBIA and Fidelity Management Trust Company. I hereby designate Neil G. Budnick, Alan Pearlman and myself, as the individuals who may provide directions upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

     You may rely upon each designation and certification set forth in this letter until I deliver to you written notice of the termination of authority of a designated individual.

                            Very truly yours

Date:  3/10/99             /s/  Kevin D. Silva
                           -----------------------------
                           Kevin D. Silva
                           Senior Vice President
                           Director, Management Services

Designated Individuals:

/s/ Neil G. Budnick
-------------------------------------
Neil G. Budnick
President and Chief Financial Officer

/s/ Kevin D. Silva
-------------------------------------
Kevin D. Silva
Senior Vice President
Director, Management Services

/s/ Alan Pearlman
-------------------------------------
Alan Pearlman
Vice President, Manager
Compensation and Benefits

                   NINTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMTANY AND
                 MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION

     THIS NINTH AMENDMENT, dated as of the first day of March, 1999, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1991, with regard to the MBIA Inc. Employees Pension Plan and 401 (k) Salary Deferral Plan (individually and collectively, the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof,

     NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1) Amending Section 4(b), Available Investment Options, by redefining "Mutual Funds" as follows:

          (i) securities issued by investment companies advised by Fidelity Management & Research Company ("Fidelity Mutual Funds") and certain securities issued by registered investment companies not advised by Fidelity Management & Research Company ("Non-Fidelity Mutual Funds") (collectively referred to as "Mutual Funds").

     (2) Amending Section 4(d), Mutual Funds, by inserting the following sentence before the first sentence:

          All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the Operational Guidelines for Non-Fidelity Mutual Funds attached hereto as Schedule "H".

     (3) Amending the "investment options" section of Schedules "A" and "C" by adding the following:

                 -1838 Fixed Income Fund
                 -1838 International Equity Fund
                 -1838 Small Cap Equity Fund


     (4) Amending Schedule "B" by adding "Non-Fidelity Mutual Funds" as follows:

          Non-Fidelity Mutual Funds:       No additional fee for the 1838 Funds.

     (5) Adding Schedule "H", Operational Guidelines for Non-Fidelity Mutual Funds, as attached.



     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Eighth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.



MBIA INC.                                              FIDELITY MANAGEMENT TRUST
                                                       COMPANY

By   /s/ [ILLEGIBLE]  3/11/99                          By
     -------------------------                         -------------------------
                      Date                             Vice President       Date

                                  Schedule "H"
              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS
Pricing

By 7:00 p.m. Eastern Time ("ET") each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will input the following information ("Price Information") into the Fidelity Participant Recordkeeping System ("FPRS") via the remote access price screen that Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of the Trustee, has provided to the Fund Vendor:
(1) the net asset value for each Fund at the Close of Trading, (2) the change in each Fund's net asset value from the Close of Trading on the prior Business Day, and (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"). FIIOC must receive Price Information each Business Day (a "Business Day" is any day the New York Stock Exchange is open). If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the Fidelity Participant Recordkeeping System ("FPRS") until the relevant Price Information is made available by Fund Vendor.


Trade Activity and Wire Transfers

By 7:00 a.m. ET each Business Day following Trade Date ("Trade Date plus One"), FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FIIOC shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FIIOC transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC agrees to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.

    For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

    Participant Communications

    The Fund Vendor shall provide internally-prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written participant communication materials. FHOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with plan participants and in quarterly participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FHOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

    Compensation

FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.